UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2026

EXASCALE LABS HOLDINGS INC.

(Exact name of registrant as specified in charter)

Delaware	001-43465	42-3035215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road, Suite 332
Houston, TX 77024

(Address of principal executive offices) (Zip Code)

(650) 537-7553

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	XLAB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	XLABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2026, Exascale Labs Holdings Inc. (Nasdaq: XLAB, XLABW), a Delaware corporation (the “Company”), entered into a purchase and sale agreement dated as of October 8, 2026 (the “PSA”) with the buyer, Sunon Inc., a California corporation and a U.S. subsidiary of Sunonwealth Electric Machine Industry Co., Ltd. (TWSE: 2421), Kaohsiung, Taiwan, pursuant to which the Company will sell and provide 12 NVIDIA HGX B300 GPU servers (96 GPUs), together with network equipment and management servers, deployment services and 36 months of IT operation services, to be delivered to a data center in the United States designated by the buyer.

The total contract value for the provision of equipment and services is US$8,208,000, exclusive of import duties and taxes. Payment shall be made as follows: (a) thirty percent (30%) of the purchase price as a down payment within three (3) days after buyer issues its purchase order, which shall be issued within five (5) business days after the effective date of the PSA; (b) the remaining seventy percent (70%) within five (5) business days after the Company’s written notice that the equipment is ready for shipment. The Company’s delivery obligation is subject to receipt of the down payment, the chip manufacturer’s approval and all export and import authorizations.

The foregoing summary of the PSA does not purport to be complete and is qualified in its entirety by reference to the full text of the PSA, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Forward-Looking Statements

Certain information in this current report on Form 8-K may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, statements regarding the Company’s sale and provision of goods and services. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements, including due to changes in economic and financial conditions, such as volatility in interest and exchange rates and in the capital or credit markets, and due to other factors discussed in the section titled “Risk Factors” in the Company’s documents filed with the Securities and Exchange Commission from time to time. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated as of October 8, 2026 , between Exascale Labs Holdings Inc. and Sunon Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to supplementally furnish to the SEC a copy of any omitted exhibits or schedules upon request of the SEC. Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) customarily and actually treated by the Company as private and confidential. The Company agrees to furnish supplementally an unredacted copy of this exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2026	EXASCALE LABS HOLDINGS INC.

	By:	/s/ Hoansoo Lee
	Name:	Hoansoo Lee
	Title:	Chief Executive Officer

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